UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2004 (October 29, 2004)

OMEGA HEALTHCARE INVESTORS, INC.
(Exact name of registrant as specified in charter)

Maryland	1-11316	38-3041398
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9690 Deereco Road
Suite 100
Timonium, Maryland 21093
(Address of principal executive offices / Zip Code)

(410) 427-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act.

Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Item 8.01    Other Events

Omega Healthcare Investors, Inc. (the "Company") announced on October 29, 2004 the pricing of its previously announced offering of an additional $60 million aggregate principal amount of 7% senior notes due 2014 (the "Notes") to be issued in an institutional private placement. The terms of the Notes will be substantially identical to the Company's existing $200 million aggregate principal amount of 7% senior notes due 2014. A copy of the press release announcing the pricing of the Notes is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(c)    Exhibits.

Exhibit
Number   Description

99.1	Press Release dated October 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Registrant)

Dated: October 29, 2004            By: /S/ C. TAYLOR PICKETT
C. Taylor Pickett
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number   Description

99.1	Press Release dated October 29, 2004.